UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2021

ICHOR HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37961	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3185 Laurelview Ct.

Fremont, California 94538

(Address of principal executive offices, including Zip Code)

(510) 897-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001	ICHR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

This Current Report on Form 8‑K/A (the “Amendment”) amends the Current Report on Form 8‑K filed by Ichor Holdings, Ltd. (the “Company”) with the Securities and Exchange Commission (the “Commission”) on November 26, 2021 (the “Initial Form 8‑K”) regarding the acquisition by Ichor Systems, Inc., a wholly-owned subsidiary of the Company, of IMG Companies, LLC (“IMG”). This Amendment amends the Initial Form 8‑K to file the financial statements of the business acquired under Item 9.01(a) and pro forma financial information under Item 9.01(b), which are filed as exhibits hereto. This Amendment should be read in conjunction with the Initial Form 8‑K and the Company’s other filings with the Commission. Except as provided herein, all information in the Initial Form 8‑K remains unchanged.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of the business acquired.

The audited consolidated financial statements of IMG for the year ended December 31, 2020 and the unaudited consolidated financial statements of IMG for the nine months ended September 30, 2021, and in each case the notes thereto, are filed as Exhibit 99.1 and Exhibit 99.2, respectively.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company for the year ended December 25, 2020 and the nine months ended September 24, 2021, and in each case the notes thereto, are filed as Exhibit 99.3.

Exhibit Number	Description

23.1	Consent of Marcum LLP, independent public accounting firm of IMG Companies, LLC
99.1	Audited consolidated financial statements of IMG Companies, LLC for the year ended December 31, 2020
99.2	Unaudited consolidated financial statements of IMG Companies, LLC for the nine months ended September 30, 2021
99.3	Unaudited pro forma condensed combined financial information of Ichor Holdings, Ltd. for the year ended December 25, 2020 and the nine months ended September 24, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICHOR HOLDINGS, LTD.

Date: February 7, 2022	/s/ Larry J. Sparks
Name: Larry J. Sparks
Title: Chief Financial Officer